UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 26, 2005


                          PLAYLOGIC ENTERTAINMENT, INC.
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           (Name of Small Business Issuer as specified in its charter)

                    Delaware                                 0-49649                           23-3083371
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(State or other jurisdiction of incorporation        (Commission File             (I.R.S. Employer Identification
or organization)                                     Number)                      Number)

                              Concertgebouwplein 13, 1071 ll Amsterdam, The Netherlands
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                                (Address of principal executive offices and zip code)


    Registrant's telephone number, including area code: (011) 31-20-676-0304

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     Item 1.02 Termination of a Material Definitive Agreement

     On September 26, 2005, Playlogic Entertainment, Inc. (the "Company") announced that, effective October 1, 2005, the Employment Agreement between the Company and Leo van de Voort was terminated. Under this agreement, the Company was paying Mr. van de Voort $15,055 (Euro 11,034) per month to serve as the Company's Chief Financial Officer. The Company will pay no early termination penalties in connection with the termination of this agreement; however, the Company will continue to pay Mr. van de Voort's salary through March 31, 2006.

     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On September 26, 2005, the Company announced that Jan Willem Kohne was appointed Chief Financial Officer of the Company effective October 1, 2005. Mr. Kohne replaces Mr. van de Voort.

     Mr. Kohne , 34, has held several financial and operational positions since joining IMC/ Bank Oyens & Van Eeghen in 2000. Prior to joining IMC/ Bank Oyens & Van Eeghen, he worked with Mees Pierson/ Fortis as Account Manager International Commodity Finance. Mr. Kohne received his Masters from Delft University of Technology the Netherlands in 1996 and has received a number of European financial certifications

     Mr. Kohne is a party to an employment agreement with the Company dated October 1, 2005. The agreement is for an indefinite period, but can be terminated by the Company upon six months notice or by Mr. Kohne upon three months notice. Mr. Kohne's starting salary will be $15,055 (Euro 11,034) per month, and the Company paid him a bonus of ($48,480) (Euro 40,000) upon execution of the agreement. Pursuant to the agreement, Mr. Kohne was granted 250,000 options to purchase shares of common stock of the Company at an exercise price of $3.60 per share. 62,500 of these options vest on October 1, 2007, and 62,500 of the remaining options will vest on October 1, 2008, October 1, 2009 and October 1, 2010, respectively. Mr. Kohne is also subject to confidentiality, non-competition and invention assignment requirements.

     A copy of the press release announcing the appointment of Mr. Kohne and the resignation of Mr. van de Voort is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     Item 9.01(c). Financial Statements and Exhibits.

     99.1 Press Release of Playlogic  Entertainment,  Inc.  dated  September 26,
2005.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                    PLAYLOGIC ENTERTAINMENT, INC.



                                    By:      /s/ Willem M. Smit
                                             Name: Willem M. Smit
                                             Title: President and Chief
                                              Executive Officer